Exhibit 99.1

AMERISURE PHARMACEUTICALS LLC (A Development Stage Company) Financial Statements For the Years Ended December 31, 2010 and 2009

Report of Independent Registered Public Accounting Firm

2

Balance Sheets

3

Statements of Operations

4

Statements of Stockholders’ Equity

5

Statements of Cash Flows

6

Notes to the Financial Statements

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Amerisure Pharmaceuticals LLC (A Development Stage Company)

We have audited the accompanying balance sheets of Amerisure Pharmaceuticals LLC (A Development Stage Company) (the “Company”) as of December 31, 2010 and 2009 and the related statements of operations, stockholders' equity and cash flows for the years then ended and the period from September 19, 2008 (inception) to December 31, 2010.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amerisure Pharmaceuticals LLC (A Development Stage Company) as of December 31, 2010 and 2009 and the results of its operations and cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has not established a source of revenues sufficient to cover its operating costs, and as such, has incurred an operating loss since its inception. These matters raise substantial doubt about the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that may result should the Company be unable to continue as a going concern. See note 1 to the financial statements for further information regarding this uncertainty.

/s/ M&K CPAS, PLLC

www.mkacpas.com

Houston, Texas

September 13, 2011

AMERISURE PHARMACEUTICALS LLC

(A Development Stage Company)

Balance Sheets

(expressed in US dollars)

	December 31, 2010 $	December 31, 2009 $

Assets

Current Assets

Cash	591	–
Accounts receivable	43,897	–

Total Assets	44,488	–

Liabilities and Stockholders’ Deficit

Current Liabilities

Accounts payable and accrued liabilities – related party	50,621	–

Total Current Liabilities	50,621	–

Stockholders’ Deficit

Members’ stock: unlimited shares authorized, without par value 1,000 shares issued and outstanding, respectively	1,000	–

Deficit accumulated during the development stage	(7,133)	–

Total Stockholders’ Deficit	(6,133)	–

Total Liabilities and Stockholders’ Deficit	44,488	–

(The accompanying notes are an integral part of these financial statements)

AMERISURE PHARMACEUTICALS LLC

(A Development Stage Company)

Statements of Operations

(Expressed in US dollars)

	Year ended December 31, 2010 $	Year ended December 31, 2009 $	From September 19, 2008 (date of inception) to December 31, 2010 $

Revenue	–	–	–

Operating Expenses

General and administrative	6,073	–	6,073
Professional fees	452	–	452
Travel and entertainment	608	–	608

Total Operating Expenses	7,133	–	7,133

Net Loss	(7,133)	–	(7,133)

Net income (loss) per share, basic and diluted	(7.13)	–

Weighted average shares outstanding	1,000	1,000

(The accompanying notes are an integral part of these financial statements)

AMERISURE PHARMACEUTICALS LLC

(A Development Stage Company)

Statements of Stockholders’ Deficit

From September 19, 2008 (date of inception) to December 31, 2010

(Expressed in US dollars)

	Common Stock			Deficit Accumulated During the Development Stage
	Shares		Value		Total
	#		$	$	$

Balance – September 19, 2008 (Date of Inception)	1,000		–	–	–

Balance – December 31, 2008 and 2009	1,000		–	–	–

Contribution for members shares	–	1	1,000	–	1,000

Net loss for the year	–		–	(7,133)	(7,133)

Balance – December 31, 2010	1,000		1,000	(7,133)	(6,133)

(The accompanying notes are an integral part of these financial statements)

AMERISURE PHARMACEUTICALS LLC

(A Development Stage Company)

Statements of Cash Flows

(Expressed in US dollars)

	Year ended December 31, 2010 $	Year ended December 31, 2009 $	Accumulated from September 19, 2008 (Date of Inception) to December 31, 2010 $

Operating Activities

Net loss for the period	(7,133)	–	(7,133)

Changes in operating assets and liabilities:
Accounts receivable	(43,897)	–	(43,897)
Accounts payable and accrued liabilities – related party	50,621	–	50,621

Net Cash Used In Operating Activities	(409)	–	(409)

Financing Activities

Proceeds from issuance of members’ shares	1,000	–	1,000

Net Cash Provided by Financing Activities	1,000	–	1,000

Increase in Cash	591	–	591

Cash – Beginning of Period	–	–	–

Cash – End of Period	591	–	591

Supplemental disclosures:
Interest paid	–	–	–
Income tax paid	–	–	–

(The accompanying notes are an integral part of these financial statements)

AMERISURE PHARMACEUTICALS LLC

(A Development Stage Company)

Notes to the Financial Statements

Year ended December 31, 2010

(Expressed in US dollars)

1.

Nature of Operations and Continuance of Business

Amerisure Pharmaceuticals LLC (the “Company”) was incorporated as a limited liability company in the state of Delaware on September 19, 2008.  The Company is in the business of reselling pharmaceutical drugs to third party customers throughout the United States.

Going Concern

These financial statements have been prepared on the going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. As at December 31, 2010, the Company has a working capital deficit of $6,133, and an accumulated deficit of $7,133. The continued operations of the Company are dependent on its ability to generate future cash flows or obtain additional financing.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments to the recorded assets or liabilities that might be necessary should the Company be unable to continue as a going concern.

2.

Significant Accounting Policies

(a)

Basis of Presentation

The financial statements and the related notes of the Company are prepared in accordance with generally accepted accounting principles in the United States.  The Company’s fiscal year-end is December 31.

(b)

Use of Estimates

The preparation of these financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the recoverability of long-lived assets, valuation of convertible debenture, assumptions used to determine the fair value of stock-based compensation and derivative liabilities, and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c)

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.  As at December 31, 2010 and 2009, there were no cash equivalents.

(d)

Basic and Diluted Net Loss Per Share

The Company computes net loss per share in accordance with ASC 260, Earnings Per Share. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.  As at December 31, 2010 and 2009, the Company had no potentially dilutive shares.

AMERISURE PHARMACEUTICALS LLC

(A Development Stage Company)

Notes to the Financial Statements

Year ended December 31, 2010

(Expressed in US dollars)

2.

Significant Accounting Policies (continued)

(e)

Comprehensive Loss

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements.  As at December 31, 2010 and 2009, the Company had no items representing comprehensive income or loss.

(f)

Financial Instruments and Fair Value Measures

ASC 820, Fair Value Measurements, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, accounts receivable, and accounts payable and accrued liabilities. Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

(g)

Revenue Recognition

The Company plans to recognize revenue from pharmaceutical sales.  Revenue will be recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service has been provided, and collectability is assured. Currently, all sales are on behalf of Healthrite Pharmaceuticals, a company controlled by the President and Director of the Company. Healthrite Pharmaceuticals is a pharmacy and is prohibited from distributing pharmaceuticals across state lines. In accordance with ASC 605-45-45, the Company acts as an agent in the revenue process whereby all sales of pharmaceutical drugs on behalf of Healthrite Pharmaceuticals are presented on a net basis.  Therefore, the Company did not record any revenues for the years ended December 31, 2010 or 2009.

(h)

Accounts Receivable

Accounts receivable are stated at their principal balances and are non-interest bearing and unsecured. Management conducts a periodic review of the collectability of accounts receivable and deems all unpaid amounts greater than 30 days to be past due. If uncertainty exists with respect to the recoverability of certain amounts based on historical experience or economic climate, management will establish an allowance against the outstanding receivables. At December 31, 2010 and 2009, the Company recorded an allowance for doubtful accounts of $nil.

AMERISURE PHARMACEUTICALS LLC

(A Development Stage Company)

Notes to the Financial Statements

Year ended December 31, 2010

(Expressed in US dollars)

2.

Significant Accounting Policies (continued)

(i)

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.

Members Shares

On February 11, 2010, the Company issued 1,000 members’ shares to the President of the Company for $1,000.

4.

Related Party Transactions

As at December 31, 2010, the Company owed $50,621 (2009 - $nil) to a company controlled by the President and Director of the Company.  The amounts owing are unsecured, non-interest bearing, and due on demand.

5.

Concentrations

During the year ended December 31, 2010, 97% (2009 – nil) of sales and 85% (2009 – nil) of accounts receivable are derived from one customer.

6.

Income Taxes

The Company has $7,133 of net operating losses carried forward to offset taxable income in future years which expire commencing in fiscal 2030.  The income tax benefit differs from the amount computed by applying the US federal income tax rate of 34% to net loss before income taxes for the years ended December 31, 2010 and 2009 as a result of the following:

	2010 $	2009 $

Net loss before taxes	(7,133)	–
Statutory rate	34%	–

Computed expected tax recovery	2,425	–
Change in valuation allowance	(2,425)	–

Income tax provision	–	–

The significant components of deferred income tax assets and liabilities as at December 31, 2010 and 2009 after applying enacted corporate income tax rates are as follows:

	2010 $	2009 $

Net operating losses carried forward	2,425	–

Total gross deferred income tax assets	2,425	–
Valuation allowance	(2,425)	–

Net deferred tax asset	–	–

The Company has incurred operating losses of $7,133 which, if unutilized, will begin to expire in 2030. Future tax benefits, which may arise as a result of these losses, have not been recognized in these financial statements, and have been offset by a valuation allowance.  As at December 31, 2010 and 2009, the Company has no uncertain tax positions.

AMERISURE PHARMACEUTICALS LLC

(A Development Stage Company)

Notes to the Financial Statements

Year ended December 31, 2010

(Expressed in US dollars)

7.

Subsequent Event

On June 14, 2011, the Company entered into an asset acquisition agreement (the “Agreement”) with Global Nutritional Research LLC (“GNR”), a limited liability company in Maryland.  Under the terms of the Agreement, the Company would acquire all assets, properties, goodwill, and other rights related to GNR in exchange for assuming all debts currently held by GNR.  The Agreement was formally ratified and signed by the Company and GNR on August 12, 2011.

There were no additional subsequent events through the date of issuance of the audited financial statements.